THE GABELLI ASSET FUND

                                  ANNUAL REPORT

                                DECEMBER 31, 1999

                          [Graphic of 4 stars omitted]
                MORNINGSTAR RATED(TM) GABELLI ASSET FUND 4 STARS
              OVERALL AND FOR THE THREE, FIVE AND TEN-YEAR PERIODS
                ENDED 12/31/99 AMONG 3469, 2180 AND 770 DOMESTIC
                           EQUITY FUNDS, RESPECTIVELY.

TO OUR SHAREHOLDERS,

      The leading stock market indices rallied strongly in the fourth quarter of 1999 and finished the year at or near record highs. However, relatively few stocks participated in this year's stock market bonanza. New lows outnumbered new highs on the NYSE by a wide margin throughout much of the year. Growth continued to out-perform value across the market capitalization spectrum and large cap stocks continued to outperform small caps. Technology stocks were the biggest winners, with the tech-heavy Nasdaq Composite outdistancing all other major market indices.

      In this uneven market environment, we are extremely pleased to report that the Fund materially outperformed the Dow Jones Industrials, the Standard & Poor's 500, the Russell 2000, and the vast majority of our value fund peers.

INVESTMENT PERFORMANCE

      For the fourth quarter ended December 31, 1999, The Gabelli Asset Fund's (the "Fund") total return was a solid 15.33%. The Standard & Poor's ("S&P") 500, Value Line Composite and Russell 2000 Indices had total returns of 14.87%, 6.67% and 18.44%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund was up 28.49% for 1999. The S&P 500, Value Line Composite and Russell 2000 Indices rose 21.03%, 10.56% and 21.26%, respectively, over the same twelve-month period.

      For the ten-year period ended December 31, 1999, the Fund's total return averaged 16.41% annually versus average annual total returns of 18.19%, 13.46% and 13.40% for the S&P 500, Value Line Composite and Russell 2000 Indices, respectively. Since inception on March 3, 1986 through December 31, 1999, the Fund had a cumulative total return of 891.54%, which equates to an average annual total return of 18.03%.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of December 31, 1999 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------

                                                                    QUARTER
                                                  ------------------------------------------
                                                    1ST         2ND         3RD        4TH           YEAR
                                                  ------      ------      ------      ------        ------
  1999:  Net Asset Value.......................   $37.18      $41.38      $39.52      $40.84        $40.84
         Total Return..........................     4.8%       11.3%       (4.5)%      15.3%         28.5%
----------------------------------------------------------------------------------------------------------
  1998:  Net Asset Value.......................   $36.00      $36.41      $31.24      $35.47        $35.47
         Total Return..........................    13.0%        1.1%      (14.2)%      18.2%         15.9%
----------------------------------------------------------------------------------------------------------
  1997:  Net Asset Value.......................   $27.00      $31.45      $34.99      $31.85        $31.85
         Total Return..........................     2.2%       16.5%       11.3%        4.3%         38.1%
----------------------------------------------------------------------------------------------------------
  1996:  Net Asset Value.......................   $27.44      $28.09      $27.92      $26.42        $26.42
         Total Return .........................     6.6%        2.4%      (0.6)%        4.5%         13.4%
----------------------------------------------------------------------------------------------------------
  1995:  Net Asset Value.......................   $23.84      $25.10      $26.76      $25.75        $25.75
         Total Return..........................     7.3%        5.3%        6.6%        3.7%         24.9%
----------------------------------------------------------------------------------------------------------
  1994:  Net Asset Value.......................   $22.63      $22.36      $23.56      $22.21        $22.21
         Total Return..........................   (2.9)%      (1.2)%        5.4%      (1.2)%        (0.1)%
----------------------------------------------------------------------------------------------------------
  1993:  Net Asset Value.......................   $21.10      $22.10      $23.63      $23.30        $23.30
         Total Return..........................     6.1%        4.7%        6.9%        2.5%         21.8%
----------------------------------------------------------------------------------------------------------
  1992:  Net Asset Value.......................   $19.04      $18.91      $19.02      $19.88        $19.88
         Total Return..........................     6.0%      (0.7)%        0.6%        8.5%         14.9%
----------------------------------------------------------------------------------------------------------
  1991:  Net Asset Value.......................   $17.36      $17.36      $17.90      $17.96        $17.96
         Total Return..........................    11.1%        0.0%        3.1%        3.2%         18.1%
----------------------------------------------------------------------------------------------------------
  1990:  Net Asset Value.......................   $16.48      $16.81      $15.21      $15.63        $15.63
         Total Return..........................   (4.5)%        2.0%      (9.5)%        7.8%        (5.0)%
----------------------------------------------------------------------------------------------------------
  1989:  Net Asset Value.......................   $16.46      $18.01      $18.73      $17.26        $17.26
         Total Return..........................    12.0%        9.4%        4.0%       (1.0)%        26.2%
----------------------------------------------------------------------------------------------------------
  1988:  Net Asset Value.......................   $13.49      $14.62      $14.94      $14.69        $14.69
         Total Return..........................    14.4%        8.4%        2.2%        3.5%         31.1%
----------------------------------------------------------------------------------------------------------
  1987:  Net Asset Value.......................   $12.97      $13.93      $14.66      $12.61        $12.61
         Total Return..........................    19.6%        7.4%        5.2%     (14.0)%         16.2%
----------------------------------------------------------------------------------------------------------
  1986:  Net Asset Value.......................   $10.44      $11.21      $11.29      $11.28        $11.28
         Total Return..........................     4.4%(b)     7.4%        0.7%      (0.1)%         12.8%(b)
----------------------------------------------------------------------------------------------------------

-------------------------------------------------------
AVERAGE ANNUAL RETURNS - DECEMBER 31, 1999 (A)

  1   Year .................................     28.49%
  5   Year .................................     23.84%
  10 Year ..................................     16.41%
  Life of Fund (b) .........................     18.03%
-------------------------------------------------------

                  Dividend History
-----------------------------------------------------
Payment (EX) Date  Rate PER Share  Reinvestment Price
-----------------  --------------  -----------------
December 27, 1999      $4.630           $39.92
December 28, 1998      $1.419           $34.60
December 30, 1997      $4.610           $31.73
December 31, 1996      $2.770           $26.42
December 29, 1995      $2.000           $25.75
December 30, 1994      $1.056           $22.21
December 31, 1993      $0.921           $23.30
December 31, 1992      $0.755           $19.88
December 31, 1991      $0.505           $17.96
December 31, 1990      $0.770           $15.63
December 29, 1989      $1.278           $17.26
December 30, 1988      $0.775           $14.69
January 4, 1988        $0.834           $12.07
March 9, 1987          $0.505           $12.71

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on March 3, 1986.
--------------------------------------------------------------------------------

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
   THE GABELLI ASSET FUND, THE CONSUMER PRICE INDEX +10% AND THE S&P 500 INDEX

[LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]

              GABELLI ASSET FUND   CONSUMER PRICE INDEX + 10%    S&P 500 INDEX
3/3/86              $10,000                  $10,000                $10,000
                     11,280                   11,110                 10,930
12/87                13,107                   12,713                 11,487
                     17,184                   14,546                 13,383
12/89                21,686                   16,677                 17,612
                     20,602                   19,364                 17,066
12/91                24,331                   21,893                 22,271
                     27,956                   24,717                 23,384
12/93                34,051                   27,869                 25,746
                     34,017                   31,400                 26,081
12/95                42,530                   35,337                 35,884
                     48,229                   40,044                 44,137
12/97                66,590                   44,729                 58,857
                     77,178                   49,923                 75,749
12/99                99,166                   56,263                 91,679

*PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

WHAT WE DO

[Graphics of Pyramid omitted--text as follows]
EPS
PMV
MANAGEMENT
CASH FLOW
RESEARCH
[End of Pyramid text]

      The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last 13 years at The Gabelli Asset Fund and for over 23 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The accompanying graphic further illustrates the interplay among the four components of our valuation approach.

      Our focus is on free cash flow: earnings before interest, taxes, depreciation and amortization ("EBITDA") minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to, or detract from, our private market value ("PMV") estimates. Finally, we look for a catalyst: something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing worldwide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long term method for preserving and enhancing wealth in the U.S. equity markets. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

COMMENTARY
1999'S HAVE AND HAVE NOT MARKET

      At year-end 1999, many investors were left pondering how and why their individual stock and/or mutual fund portfolios performed so poorly in a year in which all the leading stock market indices posted strong gains. The answer is simple. A relative handful of increasingly popular technology and Internet-related stocks propelled the capitalization-weighted market indices higher, while the majority of stocks languished. If you owned these types of companies, you were a winner. If you owned index funds, you earned respectable returns. If you owned most anything else, especially value stocks and most value oriented funds, you had a "dull year".

      How did our largely non-tech, value-oriented portfolio perform so well in this extremely narrow market? First, we pick businesses with good growth prospects that are reasonably valued compared to their "intrinsic value". Secondly, we look for a "catalyst" that will surface that underlying value.

      The seeds for this year's performance harvest were sown four and five years ago when we were buying telecommunications, cable television and media stocks at what we viewed as bargain basement prices. Our intensive research in these groups, and the identification of "catalysts" that would surface value, rewarded us in 1997 - 1998 and again this year. Importantly, despite recent years' excellent performance, our holdings in these industries remain quite reasonably valued in light of still favorable business prospects.

      And, of course, we benefited from financial engineering - particularly deals, as merger and acquisition activity was at an all time.

--------------------------------------------------------------------------------
                           FLOW OF FUNDS ($ Billions)

SOURCES                                           1994      1995      1996       1997      1998       1999(E)
-------------------------------------------------------------------------------------------------------------
U.S. Deals                                        $340      $511    $  652     $  919    $1,620     $1,745
Stock Buybacks                                      47        99       176        181       207        178
Equity Mutual Funds (Net)                          119       128       222        232       157        188
Dividends                                          182       254       298        334       349        367
                                                  ----      ----    ------     ------    ------     ------
TOTAL SOURCES:                                     688       992     1,348      1,666     2,333      2,478
                                                  ----      ----    ------     ------    ------     ------

USES

IPOs                                                29        30        50         43        37         69
U.S./International Equity Capital Flow
   U.S. Purchases of Non-U.S. Equities (net)        48        50        59         41        (6)        22
   International Purchases of U.S. Equities (net)    1        11        12         70        50         73
                                                  ----      ----    ------     ------    ------     ------

   Net Flow:                                        47        39        47        (29)      (56)       (51)
                                                  ----      ----    ------     ------    ------     ------

TOTAL USES:                                         76        69        97         14       (19)        18
                                                  ----      ----    ------     ------    ------     ------
NET FLOW OF FUNDS:                                $612      $923    $1,251     $1,652    $2,352     $2,460
                                                  ====      ====    ======     ======    ======     ======


SOURCES: SECURITIES DATA CORP, INVESTMENT COMPANY INSTITUTE, BIRINYI ASSOCIATES, FEDERAL RESERVE BOARD (SAAR-DIV.) (C) 2000 GABELLI ASSET MANAGEMENT INC.

--------------------------------------------------------------------------------
THE ECONOMY AND THE MARKET: INFLATION, INTEREST RATES, AND CORPORATE PROFITS

      Inflation, interest rates and corporate profits represent an economic trifecta for stocks. Through most of this historic eighteen-year bull market, we have enjoyed low inflation, declining interest rates and strong corporate profit growth. Over the last two years the market has managed to advance despite one or another of these economic horses breaking stride. In 1998, the market shrugged off lackluster corporate earnings growth. This year, the market delivered double-digit returns despite higher inflation and materially higher interest rates. Looking ahead, we suspect the market will not be able to maintain its pace if one or more of these horses pull up lame.

      We believe corporate earnings will continue to run strong. The global economic recovery improves the profit picture for many American companies. The Asian and European economies continue to advance and we see synchronized global growth in the year 2000 providing corporate profits with a tailwind that will result in earnings that may be even better than current Wall Street estimates. The wild card is the American consumer. At present, consumer confidence remains strong. Everyone who wants a job has one and wages are rising. However, it now costs more to gas up the car and heat our homes. Variable rate mortgage payments will soon be higher and the days of raising spending money by refinancing your home at lower fixed rates are over for the time being. Also, with the yen strengthening against the dollar, all of the Japanese cars, televisions, stereos, and video games that the American consumer loves will be more expensive. Will all this be enough to cause the American consumer to tighten the purse strings? Or will the "wealth effect" of a rising stock market and a significant tax cut--the Republicans are running on the "3 Fs" (Faith, Finances, and Family)--provide a bonus for Americans to spend?

      Inflation, as measured by the Consumer Price Index ("CPI"), is currently running around 2.7%--about a percentage point higher than last year, but still in the comfort zone. Can we expect inflation to stabilize at present levels or will it trend materially higher, eventually disrupting the economy and stock market? This depends on two things: (1) whether the Federal Reserve will succeed in cooling the economy and (2) whether improving productivity will continue to offset rising wages in today's tight labor market. Nobody (and that includes us) seems to have a good handle on these two issues and, consequently, the short term outlook for inflation remains cloudy. Longer term, we see the Internet as a disinflationary force. E-commerce is taking the middleman out of the picture and in the process eliminating an entire level of cost in the economic system. It is also heightening price competition. If E-commerce approaches its growth potential, we believe inflation will remain in check.

      Without a clear reading on the inflation front, making near term interest rate forecasts is an even greater folly than usual. We note that although stocks advanced while bonds declined from January through April, they eventually stalled as bonds continued to drift lower. When bonds rallied briefly in late October, stocks took off shortly thereafter. At year-end, bonds were once again sinking, but stocks moved steadily higher. If bonds continue to decline and market interest rates continue to rise, it will eventually take the wind out of the stock market's sail.

GREENSPEAK

      The following is excerpted from Federal Reserve Board Chairman Alan Greenspan's speech, given before the Economic Club of New York on January 13, 2000. Greenspan ponders the impending arrival of the U.S. economy at its longest peacetime expansion of this half-century, reflecting on the "New Economy" and where we will go from here:

      "WE ARE WITHIN WEEKS OF ESTABLISHING A RECORD FOR THE LONGEST ECONOMIC EXPANSION IN THIS NATION'S HISTORY. THE 106-MONTH EXPANSION OF THE 1960S, WHICH WAS ELONGATED BY THE VIETNAM WAR, WILL BE SURPASSED IN FEBRUARY. NONETHELESS, THERE REMAIN FEW EVIDENT SIGNS OF GERIATRIC STRAIN THAT TYPICALLY PRESAGE AN IMMINENT ECONOMIC DOWNTURN...

      WHAT  SHOULD BE  INDISPUTABLE  IS THAT A NUMBER OF NEW  TECHNOLOGIES  THAT
EVOLVED LARGELY FROM THE CUMULATIVE INNOVATIONS OF THE PAST HALF-CENTURY HAVE NOW BEGUN TO BRING ABOUT AWESOME CHANGES IN THE WAY GOODS AND SERVICES ARE PRODUCED AND, ESPECIALLY, IN THE WAY THEY ARE DISTRIBUTED TO FINAL USERS... CAPITAL MARKETS, NOT COMFORTABLE WITH DISCONTINUOUS SHIFTS IN ECONOMIC STRUCTURE, ARE GROPING FOR SENSIBLE EVALUATIONS OF [INNOVATIVE INTERNET STARTUP FIRMS]... ONE RESULT OF THE MORE-RAPID PACE OF IT INNOVATION HAS BEEN A VISIBLE ACCELERATION OF THE PROCESS OF "CREATIVE DESTRUCTION," A SHIFTING OF CAPITAL FROM FAILING TECHNOLOGIES INTO THOSE TECHNOLOGIES AT THE CUTTING EDGE...

      INDEED, THESE DEVELOPMENTS EMPHASIZE THE ESSENCE OF INFORMATION TECHNOLOGY--THE EXPANSION OF KNOWLEDGE AND ITS OBVERSE, THE REDUCTION IN UNCERTAINTY. AS A CONSEQUENCE, RISK PREMIUMS THAT WERE ASSOCIATED WITH ALL FORMS OF BUSINESS ACTIVITIES HAVE DECLINED... THE RELATIONSHIP BETWEEN BUSINESSES AND CONSUMERS ALREADY IS BEING CHANGED BY THE EXPANDING OPPORTUNITIES FOR E-COMMERCE. THE FORCES UNLEASHED BY THE INTERNET ARE ALMOST SURELY TO BE EVEN MORE POTENT WITHIN AND AMONG BUSINESSES, WHERE UNCERTAINTIES ARE BEING REDUCED BY IMPROVING THE QUANTITY, THE RELIABILITY, AND THE TIMELINESS OF INFORMATION. THIS IS THE CASE IN MANY RECENT INITIATIVES, ESPECIALLY AMONG OUR MORE SEASONED COMPANIES, TO CONSOLIDATE AND RATIONALIZE THEIR SUPPLY CHAINS USING THE INTERNET...

      AN ABILITY TO REORGANIZE PRODUCTION AND DISTRIBUTION PROCESSES IS ESSENTIAL TO TAKE ADVANTAGE OF NEWER TECHNOLOGIES. INDEED, THE COMBINATION OF A MARKED SURGE IN MERGERS AND ACQUISITIONS, AND ESPECIALLY THE VAST INCREASE IN STRATEGIC ALLIANCES, INCLUDING ACROSS BORDERS, IS DRAMATICALLY ALTERING BUSINESS STRUCTURES TO CONFORM TO THE IMPERATIVES OF THE NEWER TECHNOLOGIES.

      TO BE SURE, INCREASES IN WAGES IN EXCESS OF PRODUCTIVITY GROWTH MAY NOT BE INFLATIONARY, AND DESTRUCTIVE OF ECONOMIC GROWTH, IF OFFSET BY DECREASES IN OTHER COSTS OR DECLINING PROFIT MARGINS. A PROTRACTED DECLINE IN MARGINS,
HOWEVER, IS A RECIPE FOR RECESSION. THUS, IF OUR OBJECTIVE OF MAXIMUM SUSTAINABLE ECONOMIC GROWTH IS TO BE ACHIEVED, THE POOL OF AVAILABLE WORKERS CANNOT SHRINK INDEFINITELY...IF A TREND CANNOT CONTINUE, IT WILL STOP. WHAT WILL STOP THE WEALTH-INDUCED EXCESS OF DEMAND OVER PRODUCTIVITY-EXPANDED SUPPLY IS LARGELY DEVELOPMENTS IN FINANCIAL MARKETS...

      WE ARE IN A PERIOD OF DRAMATIC GAINS IN INNOVATION AND TECHNICAL CHANGE THAT CHALLENGE ALL OF US, AS OWNERS OF CAPITAL, AS SUPPLIERS OF LABOR, AS VOTERS AND POLICYMAKERS. HOW WELL POLICY CAN BE FASHIONED TO ALLOW THE PRIVATE SECTOR TO MAXIMIZE THE BENEFITS OF INNOVATIONS THAT WE CURRENTLY ENJOY, AND TO CONTAIN THE IMBALANCES THEY CREATE, WILL SHAPE THE ECONOMIC CONFIGURATION OF THE FIRST PART OF THE NEW CENTURY."

SUPPLY/DEMAND AND VALUATIONS

      Although 1999 was a big year for Initial Public Offerings ("IPOs"), it was an even bigger year for deals. The end result was that the supply of stock in the market continued to shrink. We believe that what we have termed "The Third Great Wave of Takeovers" is far from cresting. In fact, we think it will continue to swell as companies throughout the world attempt to lower costs and improve their competitive positions via acquisitions. The elimination of "pooling of interest" accounting in stock swap mergers--scheduled to take effect at the beginning of January 2001--will likely accelerate deal activity this year.

      Fueled by IRA, 401K, and Keogh Plan investing, demand for equities remains strong. The market's sharp September/October correction didn't seem to discourage investors, who in recent years have become accustomed to buying stocks on dips. Barring a severe recession and/or a full scale bear market, we believe the demand for stocks will continue to grow.

      Where, then, will demand be channeled? Will demand go to the same handful of stocks every one wants to own today, or to what has become a vast wasteland of high quality companies in other industries that have been largely ignored in recent years? We believe valuations will ultimately come into play. Great technology companies have terrific growth prospects. They also have current valuations that defy economic gravity. Sooner or later, investors will realize that you can pay too much for good technology companies, particularly when there are so many equally good companies in other good businesses trading at bargain basement prices. Ironically, this may eventually result in a mirror image market, with the leading market indices being dragged down by flagging technology stocks and the majority of stocks doing better on an absolute and relative basis.

      A component of our investment methodology is to identify industry and sector trends and themes ahead of the curve and position ourselves to take advantage of these developments. Industry consolidation is one such trend. As we have discussed in previous letters, the continued high level of activity in mergers and acquisitions contributed significantly to the solid performance of the Asset Fund. The accompanying table illustrates how deal activity surfaced value in a small sample of the portfolio holdings.

--------------------------------------------------------------------------------
                              1999 COMPLETED DEALS

                                          NUMBER      AVERAGE COST      CLOSING
   FUND HOLDING                        OF SHARES (a)  PER SHARE (b)    PRICE (c)     CLOSING DATE   %RETURN (d)
   ------------                        ------------   ------------     ---------     ------------   -----------
   Honeywell Inc.                          40,000        $57.11        $114.19         12/02/99        99.94%
   Chock Full O'Nuts Corp.                 60,000          6.65          11.38         10/18/99        71.07%
   COMSAT Corp.                           210,000         20.15          45.50         09/18/99       125.81%
   Hach Co.                                23,046          8.11          17.75         07/15/99       118.79%
   Coltec Industries Inc.                 180,000         14.25          24.81         07/13/99        74.18%
   AirTouch Communications Inc.            20,000         22.33         107.13         06/30/99       379.75%
   Lawter International Inc.              330,000          9.85          12.25         06/01/99        24.43%
   Whitman Corp.                          600,000         11.46          17.94         05/20/99        56.54%
   AMP Inc.                               150,000         39.17          53.75         04/05/99        37.22%
   Hudson General Corp.                    40,000         28.03          76.00         03/19/99       171.19%
   Fingerhut Companies Inc.               100,000         14.61          25.00         03/17/99        71.12%
   TCI Ventures Group                     640,000          7.63          28.00         03/10/99       266.88%
   TCI/Liberty Media Group                850,000         10.33          54.44         03/10/99       426.99%
   Tele-Communications Inc., Cl. A        470,000         14.29          67.88         03/10/99       375.15%
   First Brands Corp.                      10,000         13.09          40.13         10/28/99       206.53%
---------------------------------------------------------------------------------------------------------------

 (a) Number of shares held by the Fund on the final day of trading for the issuer.
 (b) Average purchase price of issuer's shares held by the Fund on the final day of trading for the issuer.
 (c) Closing price on the final day of trading for the issuer or the tender price on the closing date of the tender offer.
 (d) Represents average estimated return based on average cost per share and closing price per share.

  NOTE:  SEE THE PORTFOLIO OF INVESTMENTS FOR A COMPLETE LISTING OF HOLDINGS.
--------------------------------------------------------------------------------

      Going forward, we expect accelerating deal activity from large companies using high price/earnings multiple stock as currency to buy smaller companies with much lower P/Es. This is accounting magic. If your stock is trading at 30 times earnings, you can pay a 100% premium for a smaller company trading at 10 times earnings and the transaction will still be accretive to earnings. This is before factoring in any potential cost savings from combining the two companies' operations. This price/earnings multiple arbitrage will be a deal too good for many savvy business buyers to pass up.

THIS YEAR'S SCORECARD

      Wireless telecommunications stocks, including Omnipoint, Leap Wireless, Nextel, Sprint PCS and Vodafone AirTouch, and a host of international wireless operators, were at the top of 1999's performance list. Cable television stocks such as Comcast, MediaOne and Cablevision Systems also performed extremely well, as did cable network companies AT&T / Liberty Media Group and USA Networks. Small group broadcasters Granite Broadcasting, Chris-Craft and Paxson Communications contributed to returns. Multimedia giants Viacom, News Corp., and Tribune were also stellar performers. American Express, our largest financial services holding, was also a big winner. Our telecommunications investments were mixed, with BCE and Telephone & Data Systems more than doubling, while SBC Communications and BellSouth declined.

      After a good start, our industrial cyclical investments disappointed. Auto-parts suppliers Federal Mogul, GenCorp, Modine and Dana were all positioned at the rear of our portfolio return rankings and Genuine

Parts, the world's largest auto-parts retailer, fell sharply. Aerospace component manufacturers SPS Technology, Precision Castparts and Crane stalled on the performance runway. There was nothing sweet about declines in confectioners Tootsie Roll and Hershey Foods, and nobody liked Sara Lee this year.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

DEXTER CORP. (DEX - $39.75 - NYSE), located in Windsor Locks, Connecticut, is a specialty materials company principally serving the worldwide aerospace, electronics, food packaging and medical markets, with products based on proprietary technologies. Through 75% ownership of Life Technologies, Inc. Dexter's life sciences segment focuses on the development and manufacture of precise, reproducible biological and biochemical products for life sciences research and commercial applications within the medical market. The non-wovens segment focuses on the proprietary formulation and manufacture of long-fiber, wet-formed products, primarily for use in the food packaging, medical and hygiene markets. The specialty polymers segment includes product offerings based on polymer technology for the formulation and processing of specialty adhesives, coatings and encapsulants primarily for use in the aerospace and electronics markets.

ROLLINS INC. (ROL - $15.00 - NYSE), which observed its 50th anniversary in 1998, is one of the nation's largest consumer services companies. Through its wholly-owned subsidiary, Orkin Exterminating Company, Inc., the Company provides essential pest control services and protection against termite damage, rodents, and insects to approximately 1.6 million residential and commercial customers. Orkin serves customers in the U.S., Canada and Mexico from over 400 company-owned and franchised branch locations.

STANDARD MOTOR PRODUCTS INC. (SMP - $16.125 - NYSE), headquartered in Long Island City, New York, supplies functional replacement parts for the engine management, electrical and climate control systems of cars, trucks and buses. The company services all makes and models, both new and old cars, imported and domestic. SMP has two primary divisions - engine management and temperature control - and believes it is the number one supplier to the North American aftermarket in each of these lines.

UCAR INTERNATIONAL INC. (UCR - $17.8125 - NYSE) is the largest manufacturer of graphite and carbon electrodes in the world, with sales in more than 80 countries and manufacturing facilities on four continents. Graphite electrodes, the company's principal product, are consumed primarily in the production of steel in electric arc furnaces, the steelmaking technology used by all "mini-mills," and for refining steel in ladle furnaces. The company is also the leading producer of cathode blocks that are used in the production of aluminum. UCAR manufactures GRAFOIL(R) flexible graphite and other graphite and carbon products, as well as coolinG systems and components for steelmaking furnaces and other high temperature applications.

UNITED TELEVISION INC. (UTVI - $137.6875 - NASDAQ), headquartered in Beverly Hills, California, is a television broadcasting group which owns and operates seven of the stations (one ABC, one NBC and five UPN affiliates) that comprise Chris-Craft's (CCN - $72.125 - NYSE) television division. The $60 million purchase of WRBW, a UPN affiliate in Orlando (the country's 22nd largest and the fastest growing television market over the past decade), closed on July 7, 1999. UTVI stations cover approximately nine percent of the U.S. population. UTVI is 58%-owned by BHC Communications (BHC - $160.00 - AMEX). United

Television is a beneficiary of the recent FCC ruling allowing television duopoly, or ownership of two stations in a market.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

IN CONCLUSION

      Without technology superstars or surging Internet stocks, the Fund outperformed all the major stock market indices. We finished well ahead of most of our value fund peers. As always, we have some reservations about the market--at least the market as represented by capitalization weighted indices dominated by small handfuls of those stocks that everyone wants to own. However, we see exceptional value in the vast wasteland of quality companies that have been virtually ignored in recent years.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABAX. Please call us during the business day for further information.

                                                   Sincerely,

                                                   /s/ signature
                                                   MARIO J. GABELLI, CFA
                                                   Portfolio Manager and
                                                   Chief Investment Officer

January 31, 2000

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                DECEMBER 31, 1999
                                -----------------

Liberty Media Group                     USA Networks Inc.
Telephone & Data Systems Inc.           MediaOne Group Inc.
Time Warner Inc.                        Chris-Craft Industries Inc.
Viacom Inc.                             United Television Inc.
Cablevision Systems Corp.               American Express Co.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                             MARKET
     SHARES                                    COST          VALUE
     ------                                    ----          ------
              COMMON STOCKS -- 94.1%
              AEROSPACE -- 0.6%
     110,000  Boeing Co. ................  $  3,710,249  $    4,571,875
     140,000  Northrop Grumman Corp. ....     8,871,551       7,568,750
                                           ------------  --------------
                                             12,581,800      12,140,625
                                           ------------  --------------
              AGRICULTURE -- 0.4%
      20,000  Agribrands International Inc.     282,787         920,000
     540,000  Archer-Daniels-Midland Co.      8,932,585       6,581,250
                                           ------------  --------------
                                              9,215,372       7,501,250
                                           ------------  --------------
              AUTOMOTIVE -- 0.6%
     160,000  General Motors Corp. ......     4,715,459      11,630,000
                                           ------------  --------------
              AUTOMOTIVE: PARTS AND ACCESSORIES-- 2.9%
     120,000  Arvin Industries Inc. .....     4,552,080       3,405,000
      30,000  Borg-Warner Automotive Inc.     1,093,972       1,215,000
     235,000  Dana Corp. ................     6,331,279       7,035,312
     115,000  Federal-Mogul Corp. .......     2,927,463       2,314,375
     630,000  GenCorp Inc. ..............     2,243,331       6,221,250
     450,000  Genuine Parts Co. .........    11,174,147      11,165,625
     110,000  Johnson Controls Inc. .....     2,057,822       6,256,250
      70,000  Midas Inc. ................       847,568       1,531,250
     300,000  Modine Manufacturing Co. ..     7,040,244       7,500,000
     202,500  Scheib (Earl) Inc.+ .......     1,446,768         594,844
     210,000  Standard Motor Products Inc.    3,040,436       3,386,250
     110,000  Superior Industries
                International Inc. ......     2,629,715       2,949,375
     300,000  Tenneco Automotive Inc. ...     2,884,344       2,793,750
     100,000  TransPro Inc. .............       788,321         643,750
      90,000  Wynn's International Inc. .     1,140,063       1,271,250
                                           ------------  --------------
                                             50,197,553      58,283,281
                                           ------------  --------------
              AVIATION: PARTS AND SERVICES-- 0.5%
      55,000  Aviall Inc.+ ..............       628,900         450,312
     181,000  Curtiss-Wright Corp. ......     2,275,020       6,674,375
      55,000  Fairchild Corp., Cl. A+ ...       924,750         498,437
      60,000  Hi-Shear Industries Inc. ..       510,932         138,750
      20,000  Kaman Corp., Cl. A ........       252,138         257,500
      74,000  Precision Castparts Corp. .     2,758,598       1,942,500
                                           ------------  --------------
                                              7,350,338       9,961,874
                                           ------------  --------------
              BROADCASTING -- 5.2%
       6,000  BHC Communications
                Inc., Cl. A .............       959,275         960,000
      73,100  CBS Corp.+ ................     1,911,320       4,673,831
     462,612  Chris-Craft Industries Inc.+   10,038,380      33,365,890
      71,637  Chris-Craft Industries
                Inc., Cl. B+ (a) ........     1,132,431       5,166,819
      23,333  Corus Entertainment
                Inc., Cl. B+ ............        77,526         476,843


                                                             MARKET
     SHARES                                    COST          VALUE
     ------                                    ----          ------
     250,000  Granite Broadcasting Corp.+  $  2,679,843  $    2,531,250
      12,000  Gray Communications
                Systems Inc. ............       231,411         212,250
     183,300  Gray Communications
                Systems Inc., Cl. B .....     2,380,815       2,474,550
     128,000  Grupo Televisa SA, GDR+ ...     2,623,178       8,736,000
     170,000  Liberty Corp. .............     6,268,553       7,171,875
     115,000  Paxson Communications
                Corp., Cl. A+ ...........     1,231,184       1,372,812
       1,000  Price Communications
                Corp.+ ..................        26,300          27,812
     400,000  Television Broadcasting Ltd.    1,815,551       2,727,214
     246,700  United Television Inc. ....    15,769,923      33,967,506
      11,000  Young Broadcasting
                Inc., Cl. A+ ............       574,415         561,000
                                           ------------  --------------
                                             47,720,105     104,425,652
                                           ------------  --------------
              BUILDING AND CONSTRUCTION-- 0.3%
      61,111  Huttig Building Products Inc.+    154,189         301,736
     175,000  Nortek Inc. ...............     1,046,710       4,900,000
       4,333  Nortek Inc., Special Common+ (a)   59,049         121,324
                                           ------------  --------------
                                              1,259,948       5,323,060
                                           ------------  --------------
              BUSINESS SERVICES -- 0.7%
      60,000  Berlitz International Inc.+       959,662       1,031,250
     105,000  Burns International
                Services Corp. ..........     1,769,988       1,135,312
     179,962  Cendant Corp.+ ............     3,851,504       4,780,241
     120,000  Ecolab Inc. ...............     2,273,850       4,695,000
      66,500  Landauer Inc. .............       412,455       1,454,687
     195,000  Nashua Corp.+ .............     3,472,806       1,462,500
                                           ------------  --------------
                                             12,740,265      14,558,990
                                           ------------  --------------
              CABLE -- 4.9%
     655,000  Cablevision Systems
                Corp., Cl. A+ ...........     5,630,502      49,452,500
      40,000  Comcast Corp., Cl. A ......       286,651       1,915,000
      40,000  Comcast Corp.,
                Cl. A, Special ..........       306,462       2,022,500
     520,000  MediaOne Group Inc.+ ......    10,873,827      39,942,500
      30,000  Shaw Communications
                Inc., Cl. B .............       164,952         990,301
      40,000  Shaw Communications
                Inc., Cl. B, ADR+ .......       312,647       1,325,000
      20,000  UnitedGlobalCom Inc., Cl. A+      144,679       1,412,500
                                           ------------  --------------
                                             17,719,720      97,060,301
                                           ------------  --------------
              CLOSED-END FUNDS -- 0.1%
      84,000  Royce Value Trust Inc. ....       949,972       1,097,250
                                           ------------  --------------
                 See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                             MARKET
     SHARES                                    COST          VALUE
     ------                                    ----          ------

              COMMON STOCKS (CONTINUED)
              COMMUNICATIONS EQUIPMENT -- 0.8%
     310,000  Allen Telecom Inc.+ .......  $  1,861,435  $    3,584,375
      40,000  Motorola Inc. .............       519,379       5,890,000
      59,000  Nortel Networks Corp. .....       546,737       5,959,000
                                           ------------  --------------
                                              2,927,551      15,433,375
                                           ------------  --------------
              COMPUTER HARDWARE -- 0.1%
      50,000  Xerox Corp. ...............     1,181,250       1,134,375
                                           ------------  --------------
              COMPUTER SOFTWARE AND SERVICES-- 0.0%
      24,000  Internet.com Corp.+ .......       319,750       1,254,000
                                           ------------  --------------
              CONSUMER PRODUCTS -- 3.2%
      20,000  Avon Products Inc. ........       496,000         660,000
     635,000  Carter-Wallace Inc. .......    10,020,257      11,390,312
       2,750  Christian Dior SA .........       307,335         681,405
     270,000  Church & Dwight Co. Inc. ..     2,759,904       7,205,625
      15,000  Department 56 Inc.+ .......       269,750         339,375
     190,000  Fortune Brands Inc. .......     4,587,618       6,281,875
     330,000  Gallaher Group plc, ADR ...     5,226,111       5,073,750
     165,000  General Cigar
                Holdings Inc.+ ..........     1,573,880       1,371,562
      93,356  General Cigar
                Holdings Inc., Cl. B+ (a)       917,834         776,022
     125,000  Gillette Co. ..............     2,943,474       5,148,437
      40,000  Harley Davidson Inc. ......       198,900       2,562,500
     100,000  Imasco Ltd. ...............     2,644,013       2,767,579
       2,000  Maytag Corp. ..............        75,100          96,000
      33,000  National Presto Industries Inc  1,212,677       1,171,500
     140,000  Philip Morris Companies Inc.    5,914,876       3,246,250
     512,000  Ralston Purina Group ......     6,336,483      14,272,000
      41,700  Syratech Corp.+ ...........       954,711         333,600
                                           ------------  --------------
                                             46,438,923      63,377,792
                                           ------------  --------------
              CONSUMER SERVICES -- 0.3%
      35,000  Ogden Corp. ...............       378,062         417,812
     400,000  Rollins Inc. ..............     6,380,114       6,000,000
                                           ------------  --------------
                                              6,758,176       6,417,812
                                           ------------  --------------
              DIVERSIFIED INDUSTRIAL -- 2.5%
       5,000  Anixter International Inc.+        45,044         103,125
      12,000  Cooper Industries Inc. ....       568,412         485,250
     275,000  Crane Co. .................     3,128,426       5,465,625
      65,000  Gardner Denver
                Machinery Corp.+ ........       902,800       1,084,687
     205,000  GATX Corp. ................     4,329,860       6,918,750
       2,000  General Electric Co. ......        49,372         309,500
     105,000  GenTek Inc. ...............     1,055,181       1,095,937
      60,000  Honeywell Inc. ............     1,939,398       3,461,250
     235,000  ITT Industries Inc.+ ......     7,541,267       7,857,812




                                                             MARKET
     SHARES                                    COST          VALUE
     ------                                    ----          ------
     150,000  Katy Industries Inc. ......  $  1,369,925  $    1,303,125
      13,000  Kyocera Corp., ADR ........       448,063       3,406,000
     360,000  Lamson & Sessions Co.+ ....     1,950,533       1,755,000
      71,168  Myers Industries Inc. .....       507,788       1,120,896
     100,000  National Service
                Industries Inc. .........     2,636,337       2,950,000
      10,000  Pentair Inc. ..............       391,938         385,000
      84,000  Reynolds Metals Co. .......     5,502,798       6,436,500
     127,000  Thomas Industries Inc. ....     1,437,000       2,595,562
      15,000  TI Group plc ..............        96,816         111,456
      80,000  Trinity Industries Inc. ...       977,970       2,275,000
      50,000  Tyco International Ltd. ...     1,302,444       1,943,750
                                           ------------  --------------
                                             36,181,372      51,064,225
                                           ------------  --------------
              ELECTRONICS -- 0.8%
      10,000  Advanced Micro
                Devices Inc.+ ...........       189,875         289,375
       3,000  Hitachi Ltd., ADR .........       302,567         485,625
      10,000  Imation Corp.+ ............       203,344         335,625
     904,700  Oak Technology Inc.+ ......     3,358,183       8,538,106
      20,000  Sony Corp., ADR ...........     1,816,421       5,695,000
      20,000  Thomas & Betts Corp. ......       563,708         637,500
                                           ------------  --------------
                                              6,434,098      15,981,231
                                           ------------  --------------
              ENERGY AND UTILITIES-- 4.6%
     125,000  AGL Resources Inc. ........     2,220,300       2,125,000
     100,000  Atlantic Richfield Co. ....     5,368,509       8,650,000
         500  Berkshire Energy
                Resources ...............        12,937          17,500
      70,000  BP Amoco plc, ADR .........       778,306       4,151,875
      38,000  Brown (Tom) Inc. ..........       613,895         508,250
      30,000  Chevron Corp. .............     1,016,500       2,598,750
     100,000  Columbia Energy Group .....     6,359,832       6,325,000
      95,000  Devon Energy Corp. ........     2,350,195       3,123,125
      50,000  DPL Inc. ..................       950,832         865,625
     175,000  Eastern Enterprises .......     5,384,090      10,051,562
      35,900  El Paso Electric Co.+ .....       328,026         352,269
      30,000  Energy East Corp. .........       653,767         624,375
      60,000  EOG Resources Inc. ........       548,976       1,053,750
     115,000  Exxon Mobil Corp. .........     3,419,492       9,264,688
     100,000  Florida Progress Corp. ....     4,698,010       4,231,250
      16,000  Florida Public Utilities Co.      286,912         272,000
      25,000  Global Marine Inc.+ .......       397,750         415,625
      40,000  Halliburton Co. ...........       840,758       1,610,000
     125,000  MCN Energy Group Inc. .....     3,032,187       2,968,750
     180,000  MidAmerican Energy
                Holdings Co.+ ...........     6,033,375       6,063,750
      20,000  New England
                Electric System .........     1,039,188       1,035,000

                 See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                             MARKET
     SHARES                                    COST          VALUE
     ------                                    ----          ------

              COMMON STOCKS (CONTINUED)
              ENERGY AND UTILITIES (CONTINUED)
     150,000  Niagara Mohawk Holdings Inc. $  2,109,625  $    2,090,625
     100,000  Northeast Utilities .......     2,148,569       2,056,250
      45,000  Pennzoil-Quaker State Co.+        753,304         458,437
       8,400  SJW Corp. .................     1,004,195       1,010,100
     325,000  Southwest Gas Corp. .......     5,939,311       7,475,000
      70,000  Texaco Inc. ...............     2,640,875       3,801,875
      20,000  TNP Enterprises Inc. ......       768,215         825,000
      80,000  United Water
                Resources Inc. ..........     2,668,801       2,735,000
     200,000  WICOR Inc. ................     5,786,038       5,837,500
                                           ------------  --------------
                                             70,152,770      92,597,931
                                           ------------  --------------
              ENTERTAINMENT -- 15.8%
     230,000  Ascent Entertainment
                Group Inc.+ .............     2,214,090       2,918,125
      60,000  Disney (Walt) Co. .........     1,533,474       1,755,000
      19,406  EMI Group plc .............        75,408         190,430
     100,000  EMI Group plc, ADR ........     1,246,297       1,912,500
      24,000  Fisher Companies Inc. .....     1,542,728       1,482,000
      40,000  Fox Entertainment
                Group Inc. ..............       888,538         997,500
     183,000  GC Companies Inc.+ ........     5,944,577       4,735,125
   2,230,000  Liberty Media Group, Cl. A+    12,002,588     126,552,500
     925,000  Time Warner Inc. ..........    13,082,035      67,004,687
      11,000  Todd-AO Corp., Cl. A ......        30,000         335,500
     874,500  USA Networks Inc.+ ........    12,729,248      48,316,125
     830,000  Viacom Inc., Cl. A+ .......    14,752,025      50,163,125
     135,000  Viacom Inc., Cl. B+ .......     2,100,938       8,159,062
                                           ------------  --------------
                                             68,141,946     314,521,679
                                           ------------  --------------
              ENVIRONMENTAL SERVICES-- 0.2%
      77,500  EnviroSource Inc.+ ........       212,287          59,675
     260,000  Waste Management Inc. .....     5,970,038       4,468,750
                                           ------------  --------------
                                              6,182,325       4,528,425
                                           ------------  --------------
              EQUIPMENT AND SUPPLIES-- 8.0%
     300,000  AMETEK Inc. ...............     3,455,782       5,718,750
      96,000  Amphenol Corp., Cl. A+ ....     2,530,900       6,390,000
      72,000  Caterpillar Inc. ..........       955,514       3,388,500
     100,000  CIRCOR International Inc.+        834,293       1,031,250
     110,000  CLARCOR Inc. ..............     1,490,481       1,980,000
     177,500  CTS Corp. .................       617,505      13,379,062
      10,000  Danaher Corp. .............       266,009         482,500
     380,000  Deere & Co. ...............     5,919,815      16,482,500
     230,000  Donaldson Co. Inc. ........     1,542,521       5,534,375
      60,000  Fedders Corp. .............       333,471         330,000
     140,000  Flowserve Corp. ...........     3,097,843       2,380,000




                                                             MARKET
     SHARES                                    COST          VALUE
     ------                                    ----          ------

     166,300  Gerber Scientific Inc. ....  $  1,754,645  $    3,648,206
     310,000  Hussmann International Inc.      3,035,13       4,669,375
     462,000  IDEX Corp. ................     4,138,647      14,033,250
      10,000  Ingersoll-Rand Co. ........       286,667         550,625
     200,000  Kollmorgen Corp. ..........     1,861,980       2,462,500
      90,000  Lufkin Industries Inc. ....     1,619,261       1,350,000
      18,000  Manitowoc Co. Inc. ........       131,305         612,000
     325,000  Mark IV Industries Inc. ...     3,988,945       5,748,437
      35,000  Met-Pro Corp. .............       451,219         350,000
     335,000  Navistar International Corp.+   4,409,529      15,870,625
      20,000  PACCAR Inc. ...............       522,021         886,250
     291,000  Pittway Corp. .............     2,160,298      13,113,188
     298,500  Pittway Corp., Cl. A ......     1,033,598      13,376,531
      97,355  Sequa Corp., Cl. A+ .......     4,394,277       5,251,085
     101,000  Sequa Corp., Cl. B+ .......     5,203,090       6,060,000
     200,000  SPS Technologies Inc.+ ....     3,630,150       6,387,500
     150,000  UCAR International Inc.+ ..     3,045,815       2,671,875
      30,000  Valmont Industries Inc. ...       242,908         481,875
     300,000  Watts Industries Inc., Cl. A    3,599,129       4,425,000
     120,000  Weir Group plc ............       504,947         426,439
                                           ------------  --------------
                                             67,057,695     159,471,698
                                           ------------  --------------
              FINANCIAL SERVICES-- 5.6%
      17,150  Aegon NV, ADR .............       583,623       1,637,825
      25,000  Aetna Inc. ................     1,444,807       1,395,313
           1  Al-Zar Ltd.+(a) ...........             0             350
       3,500  Alleghany Corp. ...........       676,290         649,250
     100,000  Allstate Corp. ............     2,610,347       2,400,000
     180,000  American Express Co. ......     4,221,906      29,925,000
      55,000  Argonaut Group Inc. .......     1,552,581       1,093,125
      20,000  Bank One Corp. ............       675,375         641,250
         220  Berkshire Hathaway
                Inc., Cl. A+ ............       874,549      12,342,000
     135,000  Block (H&R) Inc. ..........     4,684,627       5,906,250
      90,000  Commerzbank AG, ADR .......     2,026,119       3,285,000
     150,000  Deutsche Bank AG, ADR .....     6,596,875      12,675,000
       5,000  Dresdner Bank AG, ADR .....       271,250         276,994
     165,000  First Union Corp. .........     5,644,628       5,414,063
     135,000  Lehman Brothers Holdings Inc.   2,436,125      11,432,813
      30,000  Leucadia National Corp. ...       777,424         693,750
     100,000  Mellon Financial Corp. ....     3,432,807       3,406,250
      31,834  Metris Companies Inc. .....       438,360       1,136,076
     249,000  Midland Co. ...............     2,630,796       5,166,750
       2,000  MONY Group Inc. ...........        57,225          58,375
      50,000  Paine Webber Group Inc. ...     1,351,388       1,940,625
      50,000  Pioneer Group Inc.+ .......       785,250         787,500
     130,000  St. Paul Companies ........     4,382,216       4,379,375
      43,000  State Street Corp. ........       638,075       3,141,688

                 See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                             MARKET
     SHARES                                    COST          VALUE
     ------                                    ----          ------

              COMMON STOCKS (CONTINUED)
              FINANCIAL SERVICES (CONTINUED)
      20,000  SunTrust Banks Inc. .......  $    424,879  $    1,376,250
       8,000  Value Line Inc. ...........       115,500         288,000
      40,000  Waddell & Reed Financial
                Inc., Cl. A .............       911,069       1,085,000
                                           ------------  --------------
                                             50,244,091     112,533,872
                                           ------------  --------------
              FOOD AND BEVERAGE -- 5.4%
      70,000  Bestfoods Inc. ............     2,486,129       3,679,375
     102,000  Brown-Forman Corp., Cl. A .     4,000,225       5,501,625
      60,000  Celestial Seasonings Inc.+      1,035,180       1,116,563
      45,000  Coca-Cola Co. .............       387,203       2,621,250
      75,000  Corn Products
                International Inc. ......     2,298,207       2,456,250
      80,000  Diageo plc, ADR ...........     3,409,235       2,560,000
       4,500  Farmer Brothers Co. .......       476,380         715,500
     270,000  General Mills Inc. ........     6,591,526       9,652,500
      75,000  Heinz (H.J.) Co. ..........     3,109,069       2,985,938
      65,000  Hershey Foods Corp. .......     1,925,138       3,087,500
      20,000  Keebler Foods Co.+ ........       586,150         562,500
     240,000  Kellogg Co. ...............     6,053,037       7,395,000
      33,000  LVMH Moet Hennessy
                Louis Vuitton, ADR ......     1,144,063       3,003,000
     380,000  Pepsi Bottling Group Inc. .     8,063,360       6,293,750
     435,000  PepsiCo Inc. ..............    13,842,875      15,333,750
     155,000  Quaker Oats Co. ...........     5,488,606      10,171,875
      70,000  Ralcorp Holdings Inc.+ ....       928,877       1,395,625
      15,000  Sara Lee Corp. ............       210,603         330,937
     180,000  Seagram Co. ...............     5,055,510       8,088,750
     133,490  Tootsie Roll Industries Inc.    2,074,904       4,396,827
     720,000  Whitman Corp. .............     9,031,870       9,675,000
      75,000  Wrigley (Wm.) Jr. Co. .....     3,616,647       6,220,313
                                           ------------  --------------
                                             81,814,794     107,243,828
                                           ------------  --------------
              HEALTH CARE -- 2.3%
      70,000  American Home
                Products Corp. ..........     3,006,653       2,760,625
      48,000  Amgen Inc.+ ...............       220,320       2,883,000
      36,000  Biogen Inc.+ ..............       270,450       3,042,000
      40,000  Chiron Corp.+ .............       550,315       1,695,000
      10,000  Glaxo Wellcome plc, ADR ...       549,120         558,750
     100,000  IVAX Corp.+ ...............       884,612       2,575,000
      64,000  Johnson & Johnson .........     1,323,270       5,960,000
       5,000  Life Technologies Inc. ....       193,900         213,125
     110,000  Merck & Co. Inc. ..........     1,853,500       7,376,875
     270,000  Pfizer Inc. ...............     1,561,130       8,758,125
      45,000  SmithKline Beecham plc,
                ADR .....................     2,752,064       2,899,688
      20,000  VISX Inc.+ ................     1,053,751       1,035,000



                                                             MARKET
     SHARES                                    COST          VALUE
     ------                                    ----          ------
      60,000  Warner-Lambert Co. ........  $  5,204,976  $    4,916,250
     105,000  Women First
                Healthcare Inc. .........     1,155,000         551,250
                                           ------------  --------------
                                             20,579,061      45,224,688
                                           ------------  --------------
              HOTELS AND GAMING -- 1.7%
      70,000  Aztar Corp.+ ..............       668,738         761,250
      65,000  Boca Resorts Inc., Cl. A+ .       544,500         633,750
     330,000  Gaylord Entertainment
                Co., Cl. A ..............     8,831,510       9,879,375
      20,000  GTECH Holdings Corp.+ .....       376,688         440,000
      12,000  Harrah's Entertainment Inc.       113,002         317,250
     550,000  Hilton Hotels Corp. .......     6,957,689       5,293,750
     914,000  Ladbroke Group plc ........     3,341,331       2,926,932
     100,000  Mandalay Resort Group .....     1,626,501       2,012,500
     350,000  Mirage Resorts Inc.+ ......     3,446,432       5,359,375
     230,000  Park Place
                Entertainment Corp.+ ....     1,284,375       2,875,000
     120,000  Starwood Hotels & Resorts
                Worldwide Inc. ..........     3,231,430       2,820,000
      60,000  Trump Hotels & Casino
                Resorts Inc.+ ...........       256,680         202,500
                                           ------------  --------------
                                             30,678,876      33,521,682
                                           ------------  --------------
              METALS AND MINING -- 0.2%
      30,000  Barrick Gold Corp. ........       606,857         530,625
     250,000  Echo Bay Mines Ltd.+ ......       348,750         296,875
      45,000  Homestake Mining Co. ......       650,187         351,563
     110,000  Newmont Mining Corp. ......     2,673,833       2,695,000
      25,000  Placer Dome Inc. ..........       314,038         268,750
     250,000  Royal Oak Mines Inc.+ .....       654,847          10,364
     200,000  TVX Gold Inc.+ ............       246,538         162,500
                                           ------------  --------------
                                              5,495,050       4,315,677
                                           ------------  --------------
              PAPER AND FOREST PRODUCTS -- 0.7%
     220,000  Greif Bros. Corp., Cl. A ..     4,752,946       6,545,000
     312,000  St. Joe Co. ...............     3,601,269       7,585,500
                                           ------------  --------------
                                              8,354,215      14,130,500
                                           ------------  --------------
              PUBLISHING -- 3.8%
       8,000  Central Newspapers
                Inc., Cl. A .............       289,413         315,000
      30,000  Dow Jones & Co. Inc. ......     1,428,393       2,040,000
     115,000  Harcourt General Inc. .....     4,459,577       4,628,750
      55,000  McClatchy Newspapers
                Inc., Cl. A .............     1,075,968       2,378,750
     140,000  McGraw-Hill Companies Inc.      2,390,331       8,627,500
     420,000  Media General Inc., Cl. A .    12,592,635      21,840,000
      85,000  Meredith Corp. ............     1,737,591       3,543,438
     135,000  New York Times Co., Cl. A .     1,114,580       6,631,875
      15,000  News Corp. Ltd., ADR ......       255,587         573,750
     400,000  Penton Media Inc. .........     2,942,303       9,600,000

                 See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                             MARKET
     SHARES                                    COST          VALUE
     ------                                    ----          ------
              COMMON STOCKS (CONTINUED)
              PUBLISHING (CONTINUED)
      15,000  PRIMEDIA Inc.+ ............  $    193,175  $      247,500
     110,000  Pulitzer Inc. .............     4,851,454       4,434,375
     140,000  Reader's Digest
                Association Inc., Cl. B .     3,609,282       3,710,000
       6,000  Scripps (E.W.) Co., Cl. A .       108,669         268,875
   1,650,000  Seat-Pagine Gialle SpA ....       343,343       5,417,999
     115,000  Thomas Nelson Inc. ........     1,502,571       1,063,750
       2,000  Tribune Co. ...............        94,988         110,125
                                           ------------  --------------
                                             38,989,860      75,431,687
                                           ------------  --------------
              REAL ESTATE -- 0.4%
     400,000  Catellus Development
                Corp.+ ..................     3,986,376       5,125,000
      48,000  Florida East Coast
                Industries Inc. .........       631,838       2,004,000
      71,000  Griffin Land &
                Nurseries Inc.+ .........       901,343         816,500
       3,961  HomeFed Corp.+ ............           709           3,466
                                           ------------  --------------
                                              5,520,266       7,948,966
                                           ------------  --------------
              RETAIL -- 2.6%
      41,000  Aaron Rents Inc. ..........       146,083         727,750
      20,000  Aaron Rents Inc., Cl. A ...        83,263         365,000
     450,000  Albertson's Inc. ..........    14,529,423      14,512,500
     570,000  AutoNation Inc.+ ..........     7,930,801       5,272,500
     200,000  Blockbuster Inc., Cl. A+ ..     2,691,129       2,675,000
     175,000  Burlington Coat Factory
                Warehouse Corp. .........     2,009,204       2,428,125
      38,000  Coldwater Creek Inc.+ .....       700,298         779,000
     140,000  Gerald Stevens Inc.+ ......     1,680,000       1,172,500
      40,000  Hannaford Bros. Co. .......     2,868,758       2,772,500
     140,000  Kroger Co.+ ...............       818,000       2,642,500
     180,500  Lillian Vernon Corp. ......     2,618,022       2,008,063
     425,000  Neiman Marcus
                Group Inc., Cl. A+ ......     5,921,686      11,873,438
     190,000  Neiman Marcus
                Group Inc., Cl. B+ ......     4,758,792       5,118,125
                                           ------------  --------------
                                             46,755,459      52,347,001
                                           ------------  --------------
              SATELLITE -- 0.3%
      85,000  COMSAT Corp. ..............     1,876,608       1,689,375
      95,000  Globalstar
                Telecommunications Ltd.+        399,606       4,180,000
      20,000  Loral Space &
                Communications Ltd.+ ....       367,476         486,250
                                           ------------  --------------
                                              2,643,690       6,355,625
                                           ------------  --------------



                                                             MARKET
     SHARES                                    COST          VALUE
     ------                                    ----          ------
              SPECIALTY CHEMICALS -- 1.1%
      58,000  Dexter Corp. ..............  $  1,834,817  $    2,305,500
       5,000  du Pont de Nemours
                (E.I.) & Co. ............       296,957         329,375
     435,000  Ferro Corp. ...............     6,888,399       9,570,000
     105,000  General Chemical Group Inc.       353,319         242,813
     155,000  Material Sciences Corp.+ ..     1,360,552       1,579,062
      70,000  Monsanto Co. ..............     2,857,089       2,493,750
     620,000  Omnova Solutions Inc. .....     1,936,006       4,805,000
      95,000  Sybron Chemicals Inc.+ ....     2,038,204       1,116,250
                                           ------------  --------------
                                             17,565,343      22,441,750
                                           ------------  --------------
              TELECOMMUNICATIONS -- 9.9%
       5,000  Allegiance Telecom Inc.+ ..        74,063         461,250
     100,000  Alltel Corp. ..............     3,046,704       8,268,750
     200,000  AT&T Corp. ................     2,802,037      10,150,000
     212,000  BCE Inc. ..................     4,404,745      19,119,750
      37,500  BCT.Telus Communications
                Inc. ....................       658,391         913,145
       7,500  BCT.Telus Communications
                Inc., ADR ...............       134,330         181,070
      12,500  BCT.Telus Communications
                Inc., Cl. A .............       219,464         301,784
      22,500  BCT.Telus Communications
                Inc., Cl. A, ADR ........       402,989         547,887
      15,000  Bell Atlantic Corp. .......       956,453         923,438
      35,000  BellSouth Corp. ...........       442,081       1,638,438
     220,000  Cable & Wireless plc, ADR .     6,486,269      11,646,250
       1,000  Cable & Wireless
                Communications plc, ADR .        52,300          70,000
      32,000  Cable & Wireless
                HKT Ltd., ADR ...........       502,292         932,000
     545,000  CenturyTel Inc. ...........     6,259,566      25,819,375
     408,100  Citizens Utilities Co., Cl. B+  4,184,671       5,789,919
     325,665  Commonwealth Telephone
                Enterprises Inc.+ .......     5,594,615      17,219,537
      31,500  Commonwealth Telephone
                Enterprises Inc., Cl. B+        214,105       1,992,375
      60,000  Embratel Participacoes SA+      1,263,631       1,635,000
     160,000  GTE Corp. .................     3,974,821      11,290,000
     367,500  RCN Corp.+ ................     2,599,665      17,823,750
     490,000  Rogers Communications
                Inc., Cl. B+ ............     5,167,065      12,127,500
      10,000  Rogers Communications
                Inc., Cl. B, ADR+ .......        77,553         244,545
      30,000  SBC Communications Inc. ...       758,037       1,462,500
     180,000  Sprint Corp. ..............     1,537,007      12,116,250
      67,500  Tele Norte Leste
                Participacoes SA, ADR ...     1,032,465       1,721,250

                See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                             MARKET
     SHARES                                    COST          VALUE
     ------                                    ----          ------
              COMMON STOCKS (CONTINUED)
              TELECOMMUNICATIONS (CONTINUED)
     500,000  Telecom Italia SpA ........  $  1,046,696  $    7,050,751
     120,000  Telecom Italia SpA, ADR ...     2,671,351      16,800,000
      67,500  Telecomunicacoes
                Brasileiras SA, ADR .....         5,188           1,055
      46,818  Telefonica SA, ADR ........       586,566       3,689,844
      10,000  Telefonos de Mexico
                SA, Cl. L, ADR ..........       281,828       1,125,000
      67,500  Telesp Participacoes
                SA, ADR .................     2,531,873       1,649,531
      30,000  US West Inc. ..............     1,676,188       2,160,000
                                           ------------  --------------
                                             61,645,009     196,871,944
                                           ------------  --------------
              TRANSPORTATION -- 0.4%
     110,000  AMR Corp.+ ................     3,348,448       7,370,000
       8,000  Kansas City Southern
                Industries Inc. .........       253,715         597,000
       2,000  Providence & Worcester
                Railroad Co. ............        29,069          16,000
                                           ------------  --------------
                                              3,631,232       7,983,000
                                           ------------  --------------
              WIRELESS COMMUNICATIONS-- 7.2%
      85,000  Associated Group Inc., Cl. A+   1,677,738       7,756,250
      40,000  Associated Group Inc., Cl. B+     233,406       3,680,000
      10,000  Leap Wireless
                International Inc.+ .....       140,705         785,000
      45,000  NEXTEL Communications
                Inc., Cl. A+ ............       521,889       4,640,625
      30,000  Omnipoint Corp.+ ..........       416,321       3,618,750
      12,000  PNV.net Inc. ..............       204,000          98,250
     120,000  Rogers Cantel Mobile
                Communications Inc., Cl. B+   1,977,330       4,365,000
      45,000  Sprint Corp. (PCS Group)+ .       197,463       4,612,500
       6,750  Tele Celular Sul Participacoes
                SA, ADR .................       107,916         214,313
      22,500  Tele Centro Oeste Celular
                Participacoes SA, ADR ...        67,447         146,250
      13,500  Tele Centro Sul Participacoes
                SA, ADR .................       784,466       1,225,125
       1,350  Tele Leste Celular Participacoes
                SA, ADR .................        36,110          57,375
       3,375  Tele Nordeste Celular
                Participacoes SA, ADR ...        49,807         170,438
       1,350  Tele Norte Celular
                Participacoes SA, ADR ...        20,857          57,966




                                                             MARKET
     SHARES                                    COST          VALUE
     ------                                    ----          ------
      13,500  Tele Sudeste Celular
                Participacoes SA, ADR ...  $    427,513  $      523,969
   1,800,000  Telecom Italia Mobile SpA       1,661,796      20,106,728
       3,375  Telemig Celular
                Participacoes SA, ADR ...        97,539         155,883
     698,000  Telephone & Data
                Systems Inc. ............    26,000,199      87,948,000
      27,000  Telesp Celular Participacoes
                SA, ADR .................       863,327       1,144,125
      35,000  Vodafone AirTouch plc, ADR        309,907       1,732,500
                                           ------------  --------------
                                             35,795,736     143,039,047
                                           ------------  --------------
              TOTAL COMMON STOCKS           885,939,070   1,877,154,093
                                           ------------  --------------

              PREFERRED STOCKS -- 0.2%
              METALS AND MINING -- 0.0%
      10,000  Freeport-McMoRan Copper & Gold Inc.,
                7.00% Cv. Pfd. ..........       213,000         190,625
                                           ------------  --------------
              TELECOMMUNICATIONS-- 0.2%
       8,000  Citizens Utilities Co.,
                5.00% Cv. Pfd. ..........       401,463         451,000
      35,000  Sprint Corp.,
                8.25% Cv. Pfd. ..........     1,295,406       2,598,750
   8,604,119  Telecomunicacoes de Sao
                Paulo SA (Telesp), Pfd. .       152,310         208,614
                                           ------------  --------------
                                              1,849,179       3,258,364
                                           ------------  --------------
              WIRELESS COMMUNICATIONS -- 0.0%
   1,588,267  Telesp Celular SA,
                Pfd., Cl. B .............        60,929         125,725
                                           ------------  --------------
              TOTAL PREFERRED STOCKS          2,123,108       3,574,714
                                           ------------  --------------


    PRINCIPAL
     AMOUNT
     ------
              CORPORATE BONDS -- 0.0%
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.0%
$  1,000,000  Standard Motor Products Inc.,
                Sub. Deb. Cv.
                6.75%, 07/15/09 .........     1,000,447         798,125
                                           ------------  --------------
              U.S. GOVERNMENT OBLIGATIONS-- 5.5%
 109,725,000  U.S. Treasury Bills,
                5.04% to 5.50%++,
                due 01/13/00 to 03/30/00    109,349,636     109,355,902
                                           ------------  --------------

                 See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                             MARKET
                                               COST          VALUE
                                               ----          ------
              TOTAL
               INVESTMENTS-- 99.8% ......  $998,412,261  $1,990,882,834
                                           ============
              OTHER ASSETS AND
               LIABILITIES (NET)-- 0.2% ...............       2,991,989
                                                         --------------
              NET ASSETS -- 100.0%
                (48,816,448 shares outstanding) .......  $1,993,874,823
                                                         ==============
              NET ASSET VALUE,
               OFFERING AND REDEMPTION
               PRICE PER SHARE ........................          $40.84
                                                                 ======

              For Federal tax purposes:
              Aggregate cost ..............              $1,000,118,177
                                                         ==============
              Gross unrealized appreciation              $1,012,561,697
              Gross unrealized depreciation                 (21,797,040)
                                                         --------------
              Net unrealized appreciation                $  990,764,657
                                                         ==============



    PRINCIPAL                               SETTLEMENT   NET UNREALIZED
     AMOUNT                                    DATE       DEPRECIATION
     ------                                    ----       ------------
              FORWARD FOREIGN EXCHANGE CONTRACTS

19,646,294(b) Deliver Hong Kong Dollars
                in exchange for
                USD 2,494,134 .............  08/24/00          $(26,369)
                                                               ========
     ------------------------
    (a) Security fair valued under procedures established by the Board of Trustees.
    (b)   Principal amount denoted in Hong Kong Dollars.
    +     Non-income producing security.
    ++    Represents annualized yield at date of purchase.
    ADR - American Depositary Receipt
    GDR - Global Depositary Receipt
    USD - U.S. Dollars

                 See accompanying notes to financial statements.

                             THE GABELLI ASSET FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost $998,412,261) ..........   $1,990,882,834
  Cash and foreign currency, at value
    (Cost $4,073,997) ................................        4,247,650
  Dividends and interest receivable ..................        1,420,415
  Receivable for investments sold ....................        8,111,572
  Receivable for Fund shares sold ....................        2,901,668
                                                         --------------
  TOTAL ASSETS .......................................    2,007,564,139
                                                         --------------
LIABILITIES:
  Payable for investments purchased ..................        8,439,142
  Payable for Fund shares redeemed ...................        2,843,036
  Payable for investment advisory fees ...............        1,632,613
  Payable for distribution fees ......................          408,950
  Unrealized depreciation of forward
    foreign exchange contracts .......................           26,369
  Payable for shareholder services fees ..............          134,600
  Payable to custodian ...............................           42,000
  Other accrued expenses .............................          162,606
                                                         --------------
  TOTAL LIABILITIES ..................................       13,689,316
                                                         --------------
  NET ASSETS applicable to 48,816,448
    shares outstanding ...............................   $1,993,874,823
                                                         ==============
NET ASSETS CONSIST OF:
  Shares of beneficial interest, at par value ........   $      488,164
  Additional paid-in capital .........................    1,000,558,385
  Accumulated net realized gain on investments
    and foreign currency transactions ................          203,173
  Net unrealized appreciation on investments
    and foreign currency transactions ................      992,625,101
                                                         --------------
  TOTAL NET ASSETS                                       $1,993,874,823
                                                         ==============
  NET ASSET VALUE, offering and redemption price
    per share ($1,993,874,823 / 48,816,448 shares
    outstanding; unlimited number of shares authorized
    of $0.01 par value) ..............................           $40.84
                                                                 ======


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign taxes
    of $105,672) .....................................     $ 17,667,911
  Interest ...........................................        4,376,558
                                                           ------------
  TOTAL INVESTMENT INCOME ............................       22,044,469
                                                           ------------
EXPENSES:
  Investment advisory fees ...........................       17,438,429
  Distribution fees ..................................        4,360,404
  Shareholder services fees ..........................        1,072,096
  Custodian fees .....................................          302,319
  Shareholder communications expenses ................          284,446
  Legal and audit fees ...............................           95,020
  Trustees' fees .....................................           61,494
  Miscellaneous expenses .............................          209,477
                                                           ------------
  TOTAL EXPENSES .....................................       23,823,685
                                                           ------------
  NET INVESTMENT LOSS ................................       (1,779,216)
                                                           ------------
NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
  Net realized gain on investments and
    foreign currency transactions ....................      207,702,430
  Net change in unrealized appreciation
    on investments and foreign currency
    transactions .....................................      242,987,788
                                                           ------------
  NET REALIZED AND UNREALIZED GAIN ON
    INVESTMENTS AND FOREIGN CURRENCY
    TRANSACTIONS .....................................      450,690,218
                                                           ------------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ..................................     $448,911,002
                                                           ============


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                  YEAR ENDED          YEAR ENDED
                                                                               DECEMBER 31, 1999   DECEMBER 31, 1998
                                                                               -----------------   -----------------
OPERATIONS:
  Net investment income (loss) ..............................................    $   (1,779,216)     $      882,548
  Net realized gain on investments and foreign currency transactions ........       207,702,430          59,477,782
  Net change in unrealized appreciation on investments and
    foreign currency transactions ...........................................       242,987,788         164,961,752
                                                                                 --------------      --------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................       448,911,002         225,322,082
                                                                                 --------------      --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income .....................................................                --            (689,228)
  Net realized gain on investments ..........................................      (204,782,027)        (59,477,782)
  In excess of net realized gain on investments .............................                --             (92,619)
                                                                                 --------------      --------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS .......................................      (204,782,027)        (60,259,629)
                                                                                 --------------      --------------
SHARE TRANSACTIONS:
  Net increase in net assets from shares of beneficial interest transactions        173,769,943          75,861,674
                                                                                 --------------      --------------
  NET INCREASE IN NET ASSETS ................................................       417,898,918         240,924,127
NET ASSETS:

  Beginning of period .......................................................     1,575,975,905       1,335,051,778
                                                                                 --------------      --------------
  End of period .............................................................    $1,993,874,823      $1,575,975,905
                                                                                 ==============      ==============

                 See accompanying notes to financial statements.

THE GABELLI ASSET FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Asset Fund (the "Fund") was organized on November 25, 1985 as a Massachusetts business trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is growth of capital. The Fund commenced investment operations on March 3, 1986.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Trustees. Debt instruments having a maturity greater than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in those securities.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

THE GABELLI ASSET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended December 31, 1999, reclassifications were made to increase undistributed net investment loss for $1,779,216 with an offsetting adjustment to accumulated net realized gain on investments and foreign currency transactions.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Trustees of the Fund who are its affiliates.

THE GABELLI ASSET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

4. DISTRIBUTION PLAN. The Fund's Board of Trustees has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 1999, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $4,360,404 or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the year ended December 31, 1999, other than short term securities, aggregated $523,069,501 and $615,201,605, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 1999, the Fund paid brokerage commissions of $703,715 to Gabelli & Company, Inc. and its affiliates.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings against the line of credit during the year ended December 31, 1999.

8. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:

                                                              YEAR ENDED                       YEAR ENDED
                                                           DECEMBER 31, 1999                DECEMBER 31, 1998
                                                    ----------------------------     -----------------------------
                                                       SHARES          AMOUNT            SHARES          AMOUNT
                                                    -----------   --------------     -----------    --------------
Shares sold .....................................    67,482,198   $2,639,715,706      50,493,058    $1,716,293,181
Shares issued upon reinvestment of dividends ....     4,868,830      194,350,061       1,648,815        57,057,140
Shares redeemed .................................   (67,963,789)  (2,660,295,824)    (49,630,901)   (1,697,488,647)
                                                    -----------   --------------     -----------    --------------
    Net increase ................................     4,387,239   $  173,769,943       2,510,972    $   75,861,674
                                                    ===========   ==============     ===========    ==============

9. NEW  SHARE  CLASSES.  On March 9,  1999,  the Board of  Trustees  of the Fund
approved a Rule 18f-3 Multi-Class Plan relating to the creation of three additional classes of shares of the Fund - Class A Shares, Class B Shares and Class C Shares (the "New Share Classes"). The existing class of shares was redesignated as Class AAA Shares. In addition, the Board had also approved an Amended and Restated Distribution Agreement, Rule 12b-1 plans for each of the New Share Classes and an Amended and Restated Plan of Distribution for the existing class of shares (Class AAA Shares) to be effective upon the commencement of the offering of the New Share Classes. On August 31, 1999, shareholder approval permitting the Fund to offer additional classes of shares was attained. The New Share Classes are currently not being offered to the public.

THE GABELLI ASSET FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period:

                                                                        YEAR ENDED DECEMBER 31,
                                                   ----------------------------------------------------------------
                                                       1999         1998         1997          1996         1995
                                                   ----------   ----------    ----------    ----------   ----------
OPERATING PERFORMANCE:
   Net asset value, beginning of period ........   $    35.47   $    31.85    $    26.42    $    25.75   $    22.21
                                                   ----------   ----------    ----------    ----------   ----------
   Net investment income (loss) ................        (0.06)        0.02          0.07          0.15         0.26
   Net realized and unrealized
     gain on investments .......................        10.06         5.02          9.97          3.29         5.28
                                                   ----------   ----------    ----------    ----------   ----------
   Total from investment operations ............        10.00         5.04         10.04          3.44         5.54
                                                   ----------   ----------    ----------    ----------   ----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income .......................           --        (0.02)        (0.07)        (0.15)       (0.25)
   In excess of net investment income ..........           --           --         (0.00)(a)        --           --
   Net realized gain on investments ............        (4.63)       (1.40)        (4.54)        (2.61)       (1.75)
   In excess of net realized gain on investments           --        (0.00)(a)     (0.00)(a)     (0.01)       (0.00)(a)
                                                   ----------   ----------    ----------    ----------   ----------
   Total distributions .........................        (4.63)       (1.42)        (4.61)        (2.77)       (2.00)
                                                   ----------   ----------    ----------    ----------   ----------
   NET ASSET VALUE, END OF PERIOD ..............   $    40.84   $    35.47    $    31.85    $    26.42   $    25.75
                                                   ==========   ==========    ==========    ==========   ==========
   Total return+ ...............................        28.5%        15.9%         38.1%         13.4%        24.9%
                                                   ==========   ==========    ==========    ==========   ==========
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ........   $1,993,875   $1,575,976    $1,335,052    $1,080,639   $1,091,539
   Ratio of net investment income (loss)
     to average net assets .....................      (0.10)%        0.06%         0.22%         0.52%        0.95%
   Ratio of operating expenses
     to average net assets .....................        1.37%        1.36%         1.38%         1.34%        1.33%
   Portfiolio turnover rate ....................          32%          21%           22%           15%          26%

--------------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a) Amount represents less than $0.005 per share.

                 See accompanying notes to financial statements.

THE GABELLI ASSET FUND
REPORT OF PRICEWATERHOUSECOOPERS LLP, INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To The Board of Trustees and Shareholders of
The Gabelli Asset Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Asset Fund (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York
February 11, 2000

--------------------------------------------------------------------------------
                   1999 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the fiscal year ended December 31, 1999, the Fund paid to shareholders, on December 27, 1999, an ordinary income dividend (comprised of short term capital gains) totaling $0.42 per share and long term capital gains totaling $4.21 per share. For the fiscal year ended December 31, 1999, 81.20% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

U.S. GOVERNMENT INCOME:

The percentage of the ordinary income dividend paid by the Fund during fiscal year 1999 which was derived from U.S. Treasury securities was 22.80%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Asset Fund did not meet this strict requirement in 1999. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor as to the applicability of the information provided to your specific situation.
--------------------------------------------------------------------------------

                             THE GABELLI ASSET FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                                BOARD OF TRUSTEES

           Mario J. Gabelli, CFA             Karl Otto Pohl
           CHAIRMAN AND CHIEF                FORMER PRESIDENT
           INVESTMENT OFFICER                DEUTSCHE BUNDESBANK
           GABELLI ASSET MANAGEMENT INC.

           Felix J. Christiana               Anthony R. Pustorino
           FORMER SENIOR VICE PRESIDENT      CERTIFIED PUBLIC ACCOUNTANT
           DOLLAR DRY DOCK SAVINGS BANK      PROFESSOR, PACE UNIVERSITY

           Anthony J. Colavita               Anthonie C. van Ekris
           ATTORNEY-AT-LAW                   MANAGING DIRECTOR
           ANTHONY J. COLAVITA, P.C.         BALMAC INTERNATIONAL, INC.

           James P. Conn                     Salvatore J. Zizza
           FORMER CHIEF INVESTMENT OFFICER   CHAIRMAN
           FINANCIAL SECURITY ASSURANCE      THE BETHLEHEM CORP.
           HOLDINGS, LTD.

           John D. Gabelli
           SENIOR VICE PRESIDENT
           GABELLI & COMPANY, INC.

                         OFFICERS AND PORTFOLIO MANAGERS

           Mario J. Gabelli, CFA              Bruce N. Alpert
           PORFOLIO MANAGER                   PRESIDENT AND TREASURER

           James E. McKee
           SECRETARY



                                   DISTRIBUTOR
                             Gabelli & Company, Inc.


                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company


                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP






--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Blue Chip Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB405Q499SR


                                             [Photo of Mario J. Gabelli omitted]

THE
GABELLI
ASSET
FUND





                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1999